The RBB Fund, Inc.

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Supplement dated April 3, 2015

to the Prospectus dated December 31, 2014

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.              The following is inserted as a new section following the section entitled “SHAREHOLDER INFORMATION — Market Timing” on page 29 of the Prospectus:

Exchange Privilege

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes.  The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

2.              The following is inserted as a new third paragraph in the section entitled “FUND INFORMATION — More Information About Fund Investments” on page 9 of the Prospectus:

The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets, as measured at the end of each quarter of its taxable year.  This limitation is imposed by the Code. The Fund’s investment in the Subsidiary will be subject to fluctuation dependent upon performance and may exceed 25% of the value of the Fund’s total assets from time to time.  However, the Fund will be managed so that its investment in the Subsidiary will not exceed 25% at the end of any quarter of its taxable year.

3.              The following is inserted at the end of the section entitled “SHAREHOLDER INFORMATION — Sales Charges” on pages 22-24 of the Prospectus:

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed.

4.              All references to “P/E Investments LLC” in the Prospectus are modified to “P/E Global LLC.”

Please retain this Supplement for future reference.